UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported): December 3, 2007

                                CAMDEN NATIONAL CORPORATION
                     (Exact name of Registrant as specified in charter)


         MAINE                         01-28190               01-0413282
(State or other jurisdiction         (Commission             (IRS employer
    of incorporation)                File Number)          Identification No.)


         Two Elm Street, Camden, Maine                         04843
       (Address of principal executive offices)              (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On December 3, 2007, Camden National Corporation (the "Company") issued a press release announcing the naming of Karen W. Stanley to the Board of Directors of the Company, contingent upon the closing of the previously announced acquisition of Union Bankshares Company, which is expected to occur in early January 2008 pending regulatory approval. There are no understandings or arrangements between Ms. Stanley and any other person pursuant to which Ms. Stanley was selected as a director of the Company. Ms. Stanley does not have any family relationship with any director or executive officer of the Company. It has not yet been determined on which committees of the Board of Directors of the Company Ms. Stanley will serve.

     In connection with her service as a director, Ms. Stanley will receive the Company's standard non-employee director cash compensation. Specifically, Ms. Stanley will receive the $7,500 annual cash retainer and $600 per attended meeting of the Board of Directors and, when she is appointed to committees, approximately $325 to $500 per attended meeting of a committee, depending upon the appointed committees on which she serves, as well as an annual cash payment if she serves as chair of any committee.

     The full text of the press release in attached as Exhibit 99.1 to this Current Report on Form 8-K.

     Additional Information and Where to Find It

     In connection with the proposed Merger of Union Bankshares with and into Camden, Camden and Union Bankshares have filed relevant materials with the SEC, including the registration statement on Form S-4 containing a proxy statement/prospectus dated October 23, 2007. INVESTORS ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CAMDEN, UNION BANKSHARES AND THE MERGER. The proxy statement/prospectus and other relevant materials, and any other documents filed by Camden or Union Bankshares with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Camden by directing a written request to Camden National Corporation, Two Elm Street, Camden, Maine 04843, Attention: Suzanne Brightbill, and free copies of the documents filed with the SEC by Union Bankshares by directing a written request to Union Bankshares Company, 66 Main Street, Ellsworth, Maine 04605,
Attention: Clerk.

     Participants in Solicitation

     Information about the directors and executive officers of Camden and Union Bankshares and information about any other persons who may be deemed participants in this transaction is included in the proxy statement/prospectus dated October 23, 2007. You can find information about Camden's directors and executive officers in the proxy statement for Camden's annual meeting of stockholders filed with the SEC on March 21, 2007. You can find information about Union Bankshares's directors and executive officers in the proxy statement/prospectus dated October 23, 2007. You can obtain free copies of these documents from the SEC, Camden or Union Bankshares using the contact information above.

     Forward-Looking Statements

     This report contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "will," "should," and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden and Union Bankshares. These risks, uncertainties and other factors may cause the actual results, performance or achievements of Camden and Union Bankshares to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

     Some of the factors that might cause these differences include the following: (i) failure of the parties to satisfy the closing conditions in the Merger Agreement in a timely manner or at all; (ii) failure of the shareholders of Union Bankshares to approve the Merger Agreement; (iii) failure to obtain governmental approvals of the Merger, or imposition of adverse regulatory conditions in connection with such approvals; (iv) disruptions in the businesses of the parties as a result of the pendency of the Merger; (v) integration costs following the merger, (vi) changes in general, national or regional economic conditions; (vii) changes in loan default and charge-off rates; (viii) reductions in deposit levels necessitating increased borrowing to fund loans and investments; (ix) changes in interest rates; (x) changes in laws and regulations; (xi) changes in the size and nature of the Camden's competition and
(xiii) changes in the assumptions used in making such forward-looking statements. Other factors could also cause these differences. For more information about these factors please see Camden's and Union Bankshares' filings with the SEC, including their Annual Report on Form 10-K on file with the Securities and Exchange Commission ("SEC"). All of these factors should be carefully reviewed, and readers should not place undue reliance on these forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and the Company does not promise to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Item 9.01.  Financial Statements and Exhibits.

(d) The following exhibits are filed with this Report:

      Exhibit No.    Description
      -----------    -----------
         99.1        Press Release issued on December 3, 2007.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                         CAMDEN NATIONAL CORPORATION



            By:     /s/ Sean G. Daly                      Date: December 3, 2007
                  ---------------------------------
                    Sean G. Daly
                    Chief Financial Officer and Principal
                    Financial & Accounting Officer


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